UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 17, 2009

VITRO DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-17378	84-1012042
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4621 Technology Drive, Golden CO  80403
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 999-2130

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01	OTHER EVENTS

Vitro Diagnostics, Inc., (the “Company”) announced that effective August 17, 2009, it’s President, James Musick, entered into a Rule 10b5-1 Sales Plan (“Sales Plan”) with Ameriprise Financial Services, Inc., as Agent for the purpose of establishing a trading plan that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Under the Sales Plan, Dr. Musick will make periodic sales of the Company’s common stock subject to the terms and conditions of the Plan, up to a maximum 170,000 shares.  All sales of shares by Dr. Musick under the Plan will be undertaken pursuant to and subject to the conditions of Rule 144.

A copy of the Sales Plan  is filed as an exhibit herewith.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title
10.1	Rule 10b5-1 Sales Plan with Ameriprise Financial Services, Inc.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vitro Diagnostics, Inc. (Registrant)

Dated: August 18, 2009	__/s/ James R. Musick___________ James R. Musick, President and Chief Executive Officer

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